                             LETTER OF TRANSMITTAL

                        RELIANT BUILDING PRODUCTS, INC.

           FOR TENDER OF 10 7/8% SENIOR SUBORDINATED NOTES, SERIES A
                                  PURSUANT TO
                       OFFER FOR ANY AND ALL OUTSTANDING
                  10 7/8% SENIOR SUBORDINATED NOTES, SERIES A
                                IN EXCHANGE FOR
                  10 7/8% SENIOR SUBORDINATED NOTES, SERIES B
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
            AS DESCRIBED IN THE PROSPECTUS DATED              , 1997

 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
 CITY TIME, ON                , 1997, UNLESS THE OFFER IS EXTENDED. TENDERS MAY
 BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 The Exchange Agent For The Exchange Offer Is:
                                 BANK ONE, N.A.


     BY HAND OR OVERNIGHT DELIVERY:         FACSIMILE TRANSMISSIONS         BY REGISTERED OR CERTIFIED MAIL:
                                             (ELIGIBLE INSTITUTIONS
                                                     ONLY):
             Bank One, N.A.                   (614) 248-5088 (OH)                    Bank One, N.A.
    c/o Bank One Trust Company, N.A.          (212) 240-8988 (NY)           c/o Bank One Trust Company, N.A.
         235 West Schrock Road              To Confirm by Telephone:                P.O. Box 710184
 Attention:Corporate Trust Operations--       (212) 240-8862 (NY)              Attention:Corporate Trust
                OHI-0184                     For Information Call:                     Operations
      Westerville, Ohio 43081-0184               (800) 346-5153                Columbus, Ohio 43271-0184

                   or                                                                      or

             Bank One, N.A.                                                          Bank One, N.A.
        c/o First Chicago Trust                                                 c/o First Chicago Trust
          Company of New York                                                     Company of New York
    Attention: Corporate Trust Dep't                                        Attention: Corporate Trust Dep't
             14 Wall Street                                                          14 Wall Street
          8th Floor, Window 2                                                     8th Floor, Window 2
        New York, New York 10005                                                New York, New York 10005



-----------------------------------------------------------------------------------------------
                       DESCRIPTION OF SENIOR SUBORDINATED NOTES TENDERED
-----------------------------------------------------------------------------------------------
                                                                  AGGREGATE        PRINCIPAL
                                                                  PRINCIPAL        AMOUNT OF
                                                                  AMOUNT OF         SENIOR
                                                                   SENIOR        SUBORDINATED
   NAME(S) AND ADDRESS(ES) OF HOLDER(S):        CERTIFICATE     SUBORDINATED         NOTES
        (PLEASE, FILL IN, IF BLANK)             NUMBER(S)*          NOTES         TENDERED**
-----------------------------------------------------------------------------------------------

                                              -------------------------------------------------

                                              -------------------------------------------------

                                              -------------------------------------------------

                                                   TOTAL
-----------------------------------------------------------------------------------------------



* Need not be completed if Senior Subordinated Notes are being tendered by book-entry Holders.



** Unless otherwise indicated in the column, a Holder will be deemed to have tendered all Senior Subordinated Notes represented by the Senior Subordinated Notes indicated in Column 2. See Instruction 4.


    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.


    PLEASE READ THE INSTRUCTIONS CONTAINED HEREIN CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.



    The undersigned acknowledges receipt of the Prospectus, dated             ,
1997, as may be amended from time to time (the "Prospectus"), of Reliant Building Products, Inc. a Delaware corporation (the "Company"), and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $70,000,000 of 10 7/8% Senior Subordinated Notes, Series B due May 1, 2004, which have been registered under the Securities Act of 1933, as amended

(the "Securities Act") (the "Exchange Notes"), of the Company for a like principal amount of the issued and outstanding 10 7/8% Senior Subordinated Notes, Series A due May 1, 2004 (the "Senior Subordinated Notes") of the Company from the Holders thereof.


    Capitalized terms used but not defined herein shall have the same meanings respectively given to them in the Prospectus.

    This Letter of Transmittal is to be completed by Holders of Senior Subordinated Notes either if certificates for Senior Subordinated Notes ("Certificates") are to be forwarded herewith or if tenders of Senior Subordinated Notes are to be made by book-entry transfer to an account maintained by Bank One, N.A. (the "Exchange Agent") at the Depository Trust Company (the "Book Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Senior Subordinated Notes" in the Prospectus.

    Holders of Senior Subordinated Notes whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Senior Subordinated Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Senior Subordinated Notes" in the Prospectus. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.


                     SIGNATURES MUST BE PROVIDED ON PAGE 5.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


             (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

/ /  CHECK HERE IF TENDERED SENIOR SUBORDINATED NOTES ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
       Name of Tendering Institution: __________________________________________
       Account Number: _________________________________________________________
       Transaction Code Number: ________________________________________________


/ /  CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED SENIOR SUBORDINATED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

       Name of Holder(s): ______________________________________________________
       Window Ticket Number (if any): __________________________________________
       Date of Execution of Notice of Guaranteed Delivery: ______________ , 1997 Name of Institution that Guaranteed Delivery: ___________________________

If Guaranteed Delivery is to be made by Book-Entry Transfer:
       Name of Tendering Institution: __________________________________________
       Account Number: _________________________________________________________
       Transaction Code Number: ________________________________________________


/ /  CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED SENIOR
    SUBORDINATED NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.



/ /  CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE SENIOR SUBORDINATED
    NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: __________________________________________________________________________
Address: _______________________________________________________________________
       _________________________________________________________________________
       _________________________________________________________________________
                                    (include zip code)

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above described aggregate principal amount of the Company's 10 7/8% Senior Subordinated Notes, Series A due May 1, 2004 (the "Senior Subordinated Notes") in exchange for a like aggregate principal amount of the Company's 10 7/8% Senior Subordinated Notes, Series B due May 1, 2004, which have been registered under the Securities Act (the "Exchange Notes"), upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the Exchange Offer).


    Subject to and effective upon the acceptance for exchange of all or any portion of the Senior Subordinated Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Senior Subordinated Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Senior Subordinated Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Senior Subordinated Notes, (ii) present Certificates for transfer, and to transfer the Senior Subordinated Notes on the books of the Company and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Senior Subordinated Notes, all in accordance with the terms and conditions of the Exchange Offer.



    THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE SENIOR SUBORDINATED NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE SENIOR SUBORDINATED NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. UPON REQUEST, THE UNDERSIGNED WILL EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE SENIOR SUBORDINATED NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.


    If they are not already set forth above, please print the name(s) and address(es) of the Holder(s) of the Senior Subordinated Notes tendered hereby as they appear on the Certificates. The undersigned should indicate the Certificate number(s) of the Senior Subordinated Notes that the undersigned wishes to tender in the appropriate boxes above.

    If any tendered Senior Subordinated Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Senior Subordinated Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Senior Subordinated Notes will be returned (or, in the case of Senior Subordinated Notes tendered by book-entry transfer, such Senior Subordinated Notes will be credited to an account maintained at DTC), without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer.

    The undersigned understands that tenders of Senior Subordinated Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Senior Subordinated Notes" in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Senior Subordinated Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Senior Subordinated Notes tendered hereby.


    Unless otherwise indicated under "Special Issuance Instructions" on page 6, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Senior Subordinated Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Senior Subordinated Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," Exchange Notes will be delivered to the undersigned at the address shown below the undersigned's signature.

    BY TENDERING SENIOR SUBORDINATED NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY, (II) ANY EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES
ACT) OF EXCHANGE NOTES TO BE RECEIVED IN THE EXCHANGE OFFER AND (IV), IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES
ACT) OF SUCH EXCHANGE NOTES. BY TENDERING SENIOR SUBORDINATED NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF SENIOR SUBORDINATED NOTES THAT IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) THE BROKER-DEALER HOLDS SUCH SENIOR SUBORDINATED NOTES ONLY AS A NOMINEE, OR (B) THE BROKER-DEALER ACQUIRED SUCH SENIOR SUBORDINATED NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND THAT IT WILL DELIVER A PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).


    THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) MAY USE THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, IN CONNECTION WITH RESALES OF EXCHANGE NOTES THAT SUCH PARTICIPATING BROKER-DEALER ACQUIRED FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 180 DAYS AFTER CONSUMMATION OF THE EXCHANGE OFFER OR, IF EARLIER, WHEN SUCH PARTICIPATING BROKER-DEALER HAS DISPOSED OF ALL SUCH EXCHANGE NOTES. IN THAT REGARD, EACH BROKER-DEALER THAT ACQUIRED SENIOR SUBORDINATED NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH SENIOR SUBORDINATED NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT THAT MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR THAT CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING, OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND THE COMPANY HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR UNTIL THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY GIVES NOTICE TO SUSPEND THE SALE OF THE EXCHANGE NOTES, IT SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF EXCHANGE NOTES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE EXCHANGE NOTES OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE.


    Holders of Senior Subordinated Notes whose Senior Subordinated Notes are accepted for exchange will not receive accrued interest on such Senior Subordinated Notes for any period from and after the last Interest Payment Date to which interest has been paid or duly provided for with respect to such Senior Subordinated Notes prior to the original issue date of the Exchange Notes or, if no such interest has been paid or duly provided for, such Holders will not receive any accrued interest on such Senior Subordinated Notes; and the undersigned hereby irrevocably waives the right to receive any interest on such Senior Subordinated Notes accrued from and after such Interest Payment Date or, if no such interest has been paid or duly provided for, from and after May 9, 1997.

    Upon request, the undersigned will execute and deliver any additional documents that the Company or the Exchange Agent may deem necessary or desirable to complete the sale, assignment and transfer of the Senior Subordinated Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, a tender of Senior Subordinated Notes is irrevocable.


    BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF SENIOR SUBORDINATED NOTES" ABOVE AND DULY SIGNING AND DELIVERING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED WILL BE DEEMED TO HAVE TENDERED THE SENIOR SUBORDINATED NOTES AS SET FORTH IN SUCH BOX.

--------------------------------------------------------------------------------
                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
            (PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)
      Must be signed by Holder(s) exactly as name(s) appear(s) on Certificate(s) hereby tendered or on the Note Register, or by any person(s) authorized to become the Holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company for the Senior Subordinated Notes to comply with the restrictions on transfer applicable to the Senior Subordinated Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or a person acting in another fiduciary or representative capacity, please set forth the signatory's full title. See Instruction 5.

                           SIGNATURE(S) OF HOLDER(S):
  ____________________________________________________________________________
  ____________________________________________________________________________
  Date: _______________________________________________________________ , 1997
  Name(s): ___________________________________________________________________
           ___________________________________________________________________
                                      (please print)
  Capacity (full title): _____________________________________________________
  Address: ___________________________________________________________________
           ___________________________________________________________________
           ___________________________________________________________________
                                    (include zip code)
  Telephone Number (including area code):
  ____________________________________________________________________________
  Taxpayer Identification or Social Security Number(s): ______________________

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5):
________________________________________________________________________________
                             (authorized signature)
Date: ___________________________________________________________________ , 1997
Name of Firm:___________________________________________________________________
                                        (please print)
Capacity (full title):__________________________________________________________
Address: _______________________________________________________________________
        ________________________________________________________________________
        ________________________________________________________________________
                                   (include zip code)
Telephone Number (including area code):
________________________________________________________________________________

--------------------------------------------------------------------------------

---------------------------------------------
    SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)
      To be completed ONLY if the Exchange Notes or Senior Subordinated Notes not tendered are to be issued in the name of someone other than the Holder of the Senior Subordinated Notes whose name(s) appear(s) above.
  Please issue:
  / /  Senior Subordinated Notes not tendered to:
  / /  Exchange Notes to:
  Name(s): ___________________________________________________________________
           ___________________________________________________________________
                                      (please print)
  Capacity (full title): _____________________________________________________
  Address: ___________________________________________________________________
           ___________________________________________________________________
           ___________________________________________________________________
                                    (include zip code)
  Telephone Number (including area code):
  ____________________________________________________________________________
  Taxpayer Identification or Social Security Number(s): ______________________
---------------------------------------------
---------------------------------------------
    SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)
      To be completed ONLY if Exchange Notes or Senior Subordinated Notes not tendered are to be sent to someone other than the Holder of the Senior Subordinated Notes whose name(s) appear(s) above, or to such Holder(s) at an address other than that shown above.
  Please mail:
  / /  Senior Subordinated Notes not tendered to:
  / /  Exchange Notes to:
  Name(s): ___________________________________________________________________
           ___________________________________________________________________
                                      (please print)
  Capacity (full title): _____________________________________________________
  Address: ___________________________________________________________________
           ___________________________________________________________________
           ___________________________________________________________________
                                    (include zip code)
  Telephone Number (including area code):
  ____________________________________________________________________________
  Taxpayer Identification or Social Security Number(s): ______________________
------------------------------------------

                                  INSTRUCTIONS
        (FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER)

    1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed if either (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Senior Subordinated Notes" in the Prospectus. The Exchange Agent must receive Certificates, or timely confirmation of a book-entry transfer of such Senior Subordinated Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, at its address set forth herein on or prior to the Expiration Date. Senior Subordinated Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples thereof; provided, however, that, if any Senior Subordinated Notes are tendered for exchange in part, the untendered principal amount thereof must be $1,000 or any integral multiple thereof.

    Holders who wish to tender their Senior Subordinated Notes (i) whose Senior Subordinated Notes are not immediately available, (ii) who cannot deliver their Senior Subordinated Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Senior Subordinated Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer-- Procedures for Tendering Senior Subordinated Notes" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) the Exchange Agent must receive a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form that the Company has made available, on or prior to the Expiration Date; and (iii) the Exchange Agent must receive the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Senior Subordinated Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Procedures for Tendering Senior Subordinated Notes" in the Prospectus.

    The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Senior Subordinated Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a member of the Securities Agents Medallion Program, The New York Stock Exchanges Medallion Signature Program or The Stock Exchanges Medallion Program.

    THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN THE EXCHANGE AGENT ACTUALLY RECEIVES ALL OF SUCH DOCUMENTS. IF DELIVERY IS BY MAIL, THEN REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    The Company will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution and delivery of this Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

    2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:


     (i) this Letter of Transmittal is signed by the Holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on the Note Register as the owner of the Senior Subordinated Notes) of Senior Subordinated Notes tendered herewith, unless such Holder(s) has completed either "Special Issuance Instructions" or "Special Delivery Instructions" on page 8, or


    (ii) such Senior Subordinated Notes are tendered for the account of a firm that is an Eligible Institution.

    In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

    3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Senior Subordinated Notes" is inadequate, the Certificate number(s) and/or the principal amount of Senior Subordinated Notes and any other required information should be listed on a separate signed schedule that is attached to this Letter of Transmittal.

    4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Senior Subordinated Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof; provided, however, that, if any Senior Subordinated Notes are tendered for exchange in part, the untendered principal amount thereof must be $1,000 or any integral multiple thereof. If less than all the Senior Subordinated Notes evidenced by any Certificate submitted are to be tendered, please indicate the principal amount of Senior Subordinated Notes that are to be tendered in the box entitled "Principal Amount of Senior Subordinated Notes Tendered (if less than all)." In such case, new Certificate(s) for the remainder of the Senior Subordinated Notes that were evidenced by the old Certificate(s) will only be sent to the Holder of the Senior Subordinated Notes, promptly after the Expiration Date. All Senior Subordinated Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    Except as otherwise provided herein, tenders of Senior Subordinated Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, the Exchange Agent must timely receive a written, telegraphic, telex or facsimile transmission of such notice of withdrawal at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Senior Subordinated Notes to be withdrawn, the aggregate principal amount of Senior Subordinated Notes to be withdrawn and, if Certificates have been tendered, the name of the Holder of the Senior Subordinated Notes as set forth on the Certificate if different from that of the person who tendered such Senior Subordinated Notes. If Certificates have been delivered or otherwise identified to the Exchange Agent, then, prior to the physical release of such Certificates, the tendering Holder must submit the serial numbers shown on the particular Certificates to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Senior Subordinated Notes tendered for the account of an Eligible Institution. If Senior Subordinated Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering Senior Subordinated Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Senior Subordinated Notes, in which case a notice of withdrawal will be effective if timely delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Senior Subordinated Notes may not be rescinded. Senior Subordinated Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Senior Subordinated Notes."

    The Company will determine, in its sole discretion, all questions as to the validity, form and eligibility (including time of receipt) of any such withdrawal notice, and such determination shall be final and binding on all parties. None of the Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Senior Subordinated Notes that have been tendered but that are withdrawn will be returned to the Holder without cost to such Holder promptly after withdrawal.

      5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the Holder(s) of the Senior Subordinated Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

    If any tendered Senior Subordinated Notes are owned of record by two or more joint Holders, all such Holders must sign this Letter of Transmittal.

    If any tendered Senior Subordinated Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

    If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in another fiduciary or representative capacity, such persons must so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person's authority to act.

    If this Letter of Transmittal is signed by the Holder(s) of the Senior Subordinated Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the Holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the Holder of the Senior Subordinated Notes listed and transmitted hereby, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the Holder(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee may require in accordance with the restrictions on transfer applicable to the Senior Subordinated Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

    6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes are to be issued in the name of a person other than the signatory of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signatory of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed. Certificates for Senior Subordinated Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

    7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Senior Subordinated Notes. Such determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders that it determines not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Certain Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Senior Subordinated Notes by any particular Holder, whether or not the Company waives similar conditions or irregularities in the case of any other Holder. The Company's interpretation of the terms and conditions of the Exchange Offer

(including this Letter of Transmittal and the instructions hereto) will be final and binding on all parties. No tender of Senior Subordinated Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. None of the Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall be under any duty to give notification of any irregularities in tenders or shall incur any liability for failure to give such notification.

    8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front cover of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from a broker, dealer, commercial bank, trust company or other nominee.

    9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a Holder whose tendered Senior Subordinated Notes are accepted for exchange is required to provide the Exchange Agent with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the Holder or other payee to a $50 penalty.

    The box in Part 2 of the Substitute Form W-9 should be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the Holder must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 has been checked and the Certificate of Awaiting Taxpayer Identification Number has been completed, the Exchange Agent will withhold 31% of all payments made prior to the time that a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

    The Holder is required to give the Exchange Agent the TIN of the Holder of the Senior Subordinated Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Senior Subordinated Notes. If the Senior Subordinated Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

    Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such Holders should nevertheless complete the attached Substitute Form W-9 below and write "exempt" on the face thereof to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8 signed under penalties of perjury attesting to its exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which Holders are exempt from backup withholding.

    Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of tax, a refund may be obtained.

    10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions to the Exchange Offer enumerated herein or in the Prospectus.

    11. NO CONDITIONAL TENDERS. The Company will not accept any alternative, conditional, irregular or contingent tenders. By execution and delivery of this Letter of Transmittal, a tendering Holder of Senior Subordinated Notes shall be deemed to have irrevocably waived any right to receive notice of acceptance of such Senior Subordinated Notes for exchange.

    12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Senior Subordinated Notes have been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent, which will instruct the Holder as to the steps that must be taken in order to replace the Certificate(s). In such event, the Exchange Agent will be unable to process this Letter of Transmittal and related documents until the Holder has followed the procedures for replacing lost, destroyed or stolen Certificate(s).

    13. SECURITY TRANSFER TAXES. Holders who tender their Senior Subordinated Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, a transfer tax is imposed because the Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the Holder of the Senior Subordinated Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Senior Subordinated Notes in connection with the Exchange Offer, then the tendering Holder must pay the amount of any such transfer tax (whether imposed on the Holder or any other person). If the tendering Holder submits satisfactory evidence of payment of such taxes or exemption therefrom with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

   IMPORTANT: THE EXCHANGE AGENT MUST RECEIVE THIS LETTER OF TRANSMITTAL (OR
     FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS ON OR PRIOR TO THE
                                EXPIRATION DATE.

                TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
                              (SEE INSTRUCTION 9)
                          PAYER'S NAME: BANK ONE, N.A.

----------------------------------------------------------------------------------------------------------------
                                      PART 1--PLEASE PROVIDE YOUR TIN ON       TIN: ------------------------
                                      THE LINE AT RIGHT AND CERTIFY BY               Social Security or
                                      SIGNING AND DATING BELOW                 Employer Identification Number
                                      --------------------------------------------------------------------------
SUBSTITUTE
                                      PART 2--TIN Applied For  / /
----------------------------------------------------------------------------------------------------------------
FORM W-9
Department of the Treasury            CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
Internal Revenue Service              (1) the number shown on this form is my correct Taxpayer Identification number (or I am waiting for a number to be issued to me).

Payer's Request for Taxpayer          (2) I am not subject to backup withholding because (a) I am exempt from
Identification Number ("TIN")         backup withholding, or (b) I have not been notified by the Internal
and Certification                         Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the
                                          IRS has notified me that I am no longer subject to backup withholding,
                                          and

                                      (3) any other information provided on this form is true and correct.

                                      Signature ---------------------------------  Date ------------------ ,
                                      1997
-----------------------------------------------------------------------------------------------------
 You must cross out Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
     -----------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9

-------------------------------------------------------------------------------------------

                  CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
 Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Exchange Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the
 Internal Revenue Service until I provide a taxpayer identification number.

 Signature ----------------------------------------------  Date-------------------- , 1997
-------------------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------
                                      GIVE THE
                                      SOCIAL SECURITY
                                      NUMBER OF--
FOR THIS TYPE OF ACCOUNT:
-------------------------------------------

       1.  An individual's account    The individual

       2.  Two or more individuals    The actual owner of the
           (joint account)            account or, if combined
                                      funds, any one of the
                                      individuals(1)

       3.  Husband and wife (joint    The actual owner of the
           account)                   account or, if joint
                                      funds, either person(1)

       4.  Custodian account of       The minor(2)
           minor (Uniform Gift to
           Minors Act)

       5.  Adult and minor (joint     The adult or, if the
           account)                   minor is the only
                                      contributor, the minor(1)

       6.  Account in the name of     The ward, minor, or
           guardian or committee for  incompetent person(3)
           a designated ward, minor,
           or incompetent person

       7.  a. The usual revocable     The grantor-trustee(1)
              savings trust account
              (grantor is also
              trustee)

           b. So-called trust         The actual owner(1)
           account that is not a
              legal or valid trust
              under State law.

------------------------------------------------------
                                      GIVE THE EMPLOYER
                                      IDENTIFICATION
                                      NUMBER OF--
FOR THIS TYPE OF ACCOUNT:
-------------------------------------------

       8.  Sole proprietorship        The owner(4)
           account

       9.  A valid trust, estate, or  The legal entity (Do not
           pension trust              furnish the identifying
                                      number of the personal
                                      representative or trustee
                                      unless the legal entity
                                      itself is not designated
                                      in the account title.)(5)

      10.  Corporate account          The corporation

      11.  Religious, charitable or   The organization
           educational organization
           account

      12.  Partnership account held   The partnership
           in the name of the
           business

      13.  Association, club, or      The organization
           other tax-exempt
           organization

      14.  A broker or registered     The broker or nominee
           nominee

      15.  Account with the           The public entity
           Department of Agriculture
           in the name of a public
           entity (such as a State
           or local government,
           school district, or
           prison) that receives
           agricultural program
           payments

--------------------------------------------------------------------------------

(1)  List first and circle the name of the person whose number you furnish.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4)  Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

  - A corporation.

  - A financial institution.

  - An organizational exempt from tax under
section 501(a), or an individual retirement plan

  - The United States or any agency or instrumentality thereof.

  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

  - An international organization or any agency, or instrumentality thereof.

  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

  - A real estate investment trust.

  - A common trust fund operated by a bank under
    section 584(a).

  - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

  - An entity registered at all times during the tax year under the Investment Company Act of 1940

  - A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  - Payments to nonresident aliens subject to withholding under section 1441.

  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

  - Payments of patronage dividends where the amount received in not paid in money.

  - Payments made by certain foreign organizations.

  - Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

  - Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

  - Payments described in section 6049(b)(5) to non-resident aliens.

  - Payments on tax-free covenant bonds under
    section 1451.

  - Payments made by certain foreign organizations.

  - Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under section 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1993, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

  PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

  CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

  CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE